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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: FEBRUARY 21, 2003









                               INSILCO HOLDING CO.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







           Delaware                  0-24813                 06-1158291
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(STATE OR OTHER JURISDICTION OF   (COMMISSION               (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NO.)            IDENTIFICATION NUMBER)






                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
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               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




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
ITEM 5.  OTHER EVENTS.

On December 16, 2002, Insilco Holding Co., a Delaware corporation ("Holdings"), the parent Company of Insilco Technologies, Inc., a Delaware corporation ("Insilco"), Insilco and seven of Insilco's subsidiaries, Insilco International Holding, Inc., a Delaware corporation, Precision Cable Mfg. Co. Inc., a Texas corporation, Stewart Stamping Corporation, a Delaware corporation, InNet Technologies, Inc., a California corporation, Stewart Connector Systems, Inc. a Pennsylvania corporation, Eyelets For Industry, Inc., a Connecticut corporation, and its subsidiary EFI Metal Forming, Inc., a Connecticut corporation and Signal Transformer Co., Inc., a Delaware corporation and its subsidiary Signal Caribe, Inc., a Delaware corporation, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware, Case No. 02-13672. Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on December 20, 2002, Holdings sought a no-action position from Staff of the Commission that would permit Holdings to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. Holdings is currently in discussion with the staff, but, to date, the Staff has not officially granted the request. Nonetheless, in conformity with its requests and the provisions of Staff Legal Bulletin No. 2, Holdings files herewith its supplemental financial report, for the period ended December 31, 2002, filed with the Bankruptcy Court on February 19, 2003 (the "Report").

THE REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT IS ONLY REPRESENTATIVE OF THE FILING COMPANIES AS LISTED ABOVE.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               EXHIBIT NO.                     DESCRIPTION
               -----------                     -----------

                99 (a) Transmittal of Supplemental Financial Reports with Operating Requirements for the period ended December 31, 2002.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 INSILCO HOLDING CO.
                                                 -------------------
                                                 Registrant


Date: February 21, 2003                          By: /s/ MICHAEL R. ELIA
                                                     -------------------------
                                                     Michael R. Elia
                                                     Senior Vice President and
                                                     Chief Financial Officer












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

                                  EXHIBIT INDEX








   EXHIBIT NO.                          DESCRIPTION
   -----------                          -----------


     99 (a) Transmittal of Supplemental Financial Reports with Operating Requirements for the period ended December 31, 2002.


























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